Exhibit 99.2

THE INTERNALIZED PARTIES

(Global Net Lease Advisors LLC, Necessity Retail Advisors, LLC, Global Net Lease Properties, LLC, and Necessity Retail Properties, LLC)

Combined Financial Statements for the Three and Six Months Ended June 30, 2022 and 2023

THE INTERNALIZED PARTIES

CONTENTS OF COMBINED FINANCIAL STATEMENTS

Three and Six Months Ended June 30, 2022 and 2023

THE INTERNALIZED PARTIES

COMBINED STATEMENTS OF FINANCIAL POSITION

(Unaudited)

As of As of June 30,
(amounts in thousands)	2023
Assets
Receivables from related parties	$2,274
Prepaid expenses and other assets	36
Total assets	$2,310

Liabilities and Equity (deficit)
Accounts payable - related parties	$1,950
Accounts payable and accrued expenses	6,134
Total liabilities	8,084

Equity (deficit)
Members' equity (deficit)	(5,774)
Total equity (deficit)	(5,774)

Total liabilities and equity (deficit)	$2,310

The accompanying notes are an integral part of these combined financial statements.

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THE INTERNALIZED PARTIES

COMBINED STATEMENT OF OPERATIONS

(Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
(amounts in thousands)	2022	2023	2022	2023
Revenue:
Related party revenues
Asset management fees	$16,066	$16,097	$32,018	$32,195
Reimbursable expenses	6,024	4,852	10,360	9,364
Leasing commissions	1,376	1,561	2,379	3,664
Property management fees	3,876	4,027	7,362	8,232
Total revenues	27,342	26,537	52,119	53,455
Expenses:
Compensation, benefits, taxes and other payroll	3,868	3,565	7,968	9,018
Rent & Overhead Costs	935	902	1,787	1,872
Property management fees	2,790	1,627	4,060	3,348
Total expenses	7,593	6,094	13,815	14,238
Income before other income	19,749	20,443	38,304	39,217
Other income:
Interest and dividend income	100	281	464	562
Total other income	100	281	464	562
Net income	$19,849	$20,724	$38,768	$39,779

The accompanying notes are an integral part of these combined financial statements.

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THE INTERNALIZED PARTIES

COMBINED STATEMENTS OF CHANGES IN EQUITY (DEFICIT)

FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2022 AND 2023

(Unaudited)

(in thousands)	Members' Equity (Deficit)
For the Six Months Ended June 30,
Balance, December 31, 2021	$(3,690)
Net income	38,768
Distributions to members	(33,509)
Balance, June 30, 2022	$1,569

For the Three Months Ended June 30,
Balance, March 31, 2022	$1,211
Net income	19,849
Distributions to members	(19,491)
Balance, June 30, 2022	$1,569

For the Six Months Ended June 30,
Balance, December 31, 2022	$1,993
Net income	39,779
Distributions to members	(47,546)
Balance, June 30, 2023	$(5,774)

For the Three Months Ended June 30,
Balance, March 31, 2023	$242
Net income	20,724
Distributions to members	(26,740)
Balance, June 30, 2023	$(5,774)

The accompanying notes are an integral part of these combined financial statements.

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THE INTERNALIZED PARTIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Six Months Ended June 30,
(in thousands)	2022	2023
Cash flows from operating activities:
Net income	$38,768	$39,779
Adjustments to reconcile net income to net cash provided by operating activities:
Accounts receivable due from related parties	(1,947)	2,142
Prepaid expenses and other assets	(36)	44
Accounts payable due to related parties	(88)	(368)
Accounts payable and accrued expenses	(2,594)	5,923
Net cash provided by operating activities	34,103	47,520
Cash flows from financing activities:
Distributions to members	(34,018)	(47,546)
Net cash used in financing activities	(34,018)	(47,546)
Net increase (decrease) in cash and cash equivalents	85	(26)
Cash and cash equivalents, beginning of year	25	26
Cash and cash equivalents, end of year	$110	$—

The accompanying notes are an integral part of these combined financial statements.

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THE INTERNALIZED PARTIES

NOTES TO COMBINED FINANCIAL STATEMENTS

(Unaudited)

(in thousands, except where noted)

NOTE 1 - ORGANIZATION

Global Net Lease Advisors, LLC, Necessity Retail Advisors, LLC (together, the "Advisors"), Global Net Lease Properties, LLC, and Necessity Retail Properties, LLC, (together, the "Property Managers" and inclusive of the Advisors, the "Internalized Parties") subsidiaries of AR Global Investments LLC ("AR Global") which were formed to provide external asset management and property management services for Global Net Lease, Inc. ("GNL") and The Necessity Retail REIT, Inc. ("RTL") (each external asset management agreement an "Advisory Agreement" and each property management agreement a "Property Management Agreement").

AR Global is wholly-owned subsidiary of Bellevue Capital Partners ("Bellevue").

GNL, a Maryland corporation, is an externally managed real estate investment trust for United States (“U.S.”) federal income tax purposes (“REIT”) that focuses on acquiring and managing a globally diversified portfolio of strategically-located commercial real estate properties. GNL invests in commercial properties, with an emphasis on sale-leaseback transactions and mission-critical, single tenant net-lease assets.

RTL, also a Maryland corporation, is also an externally managed REIT, focusing on acquiring and managing a diversified portfolio of primarily service-oriented and traditional retail and distribution-related commercial real estate properties located primarily in the United States. RTL’s assets consist primarily of freestanding single-tenant properties that are net leased and a portfolio of multi-tenant retail properties consisting primarily of power centers and lifestyle centers.

On May 23, 2023, GNL, Global Net Lease Operating Partnership, L.P., a Delaware limited partnership (“GNL OP”), RTL, The Necessity Retail REIT Operating Partnership, L.P., a Delaware limited partnership (“RTL OP”), Osmosis Sub I, LLC, a Maryland limited liability company and wholly-owned subsidiary of GNL (“REIT Merger Sub”), and Osmosis Sub II, LLC, a Delaware limited liability company and wholly-owned subsidiary of GNL OP (“OP Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Subject to the terms and conditions of the Merger Agreement, at the effective time of the merger (the “REIT Merger Effective Time”), RTL will merge with and into REIT Merger Sub, with REIT Merger Sub continuing as the surviving entity and a wholly-owned subsidiary of GNL (the “REIT Merger”), and OP Merger Sub will merge with and into RTL OP, with RTL OP continuing as the surviving entity (the “OP Merger” and, together with the REIT Merger, the “Merger”). GNL and RTL also entered into an agreement to internalize the advisory and property management functions of the Internalized Parties through a series of mergers with the Advisors and Property Managers for each of GNL and RTL known as an “Internalization.”

On June 4, 2023, RTL, GNL, the Advisors, the Property Managers, and AR Global entered into a Cooperation Agreement and Release (the “Agreement”) with Blackwells Capital LLC (“Blackwells Capital”), Blackwells Onshore I LLC (“Blackwells Onshore”), Jason Aintabi (collectively with Blackwells Capital and Blackwells Onshore, the “Blackwells Parties”), Related Fund Management, LLC (“Related”), Jim Lozier, and Richard O’Toole (collectively with Related and Mr. Lozier, the “Related Parties” and, collectively with the Blackwells Parties, the “Blackwells/Related Parties”).

Under the terms of the Agreement: (1) all litigation pending in Maryland state court and in federal court in the Southern District of New York, including the appeal of certain decisions in the U.S. Court of Appeals for the Second Circuit, between the parties will be dismissed with prejudice and the parties will be prohibited from initiating any future claims except to enforce the terms of the Agreement; (2) all demands made by the Blackwells/Related Parties for investigations by the board of directors of GNL (the “GNL Board”) and the board of directors of RTL will be withdrawn and of no further force or effect as will any requests for books and records of GNL; (3) the proxy contest initiated by the Blackwells/Related Parties including the nomination of a dissident slate of directors and various advisory proposals for stockholder consideration at GNL’s 2023 annual meeting of stockholders will be terminated or withdrawn; (4) the Blackwells/Related Parties will be prohibited from (a) selling any of the shares of GNL’s common stock, par value $0.01 (“GNL Common Stock”) prior to completion or earlier termination of the proposed merger between GNL and RTL (the “REIT Merger”) and the related internalization merger involving the acquisition by GNL of the entities providing the external asset and property management functions performed by affiliates of Advisor Parent for GNL and RTL (the “Internalization”) and then generally only in open market transactions subject to further limits; (b) engaging in, or acting in concert with any third party in connection with, among other things, any proxy contest or solicitation in opposition to any matter not recommended by the Board, any other activist campaign or unsolicited takeover bids between signing of the Agreement until June 4, 2033 otherwise referred to as the “Standstill Period;” (5) the Blackwells/Related Parties agreed to appear in person or by proxy at GNL’s 2023 annual meeting of stockholders and each subsequent annual meeting during the Standstill Period and any special meeting of GNL’s stockholders regarding the appointment, election or removal of directors, the REIT Merger and the Internalization and to vote at such meeting in accordance with the recommendation of the Board with respect to any proposal at those meetings; and (6) the Blackwells Parties have agreed to issue, at the time of the filing by GNL and RTL of a the joint prospectus/proxy statement relating to the REIT Merger and Internalization (the “Joint Proxy Statement”), a press release announcing their support of each transaction. In the event that the Blackwells/Related Parties fail to fulfil their obligations under clause (5), they will grant an irrevocable proxy to the benefit of GNL to vote at GNL’s 2023 Annual Meeting and any meeting called by GNL to vote on the REIT Merger and Internalization.

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THE INTERNALIZED PARTIES

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands, except where noted)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A summary of significant accounting policies consistently applied in the preparation of the accompanying combined financial statements follows:

Basis of Presentation

The accompanying combined financial statements are prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Principles of Combination

The accompanying combined financial statements include the accounts of the Internalized Parties. All intercompany accounts and transactions are eliminated in combination. In determining whether the Internalized Parties have a controlling financial interest in a joint venture and the requirement to combine the accounts of that entity, management considers factors such as ownership interest, authority to make decisions and contractual and substantive participating rights of the other partners or members.

Use of Estimates

The preparation of combined financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenues and expenses during the reporting period. Accordingly, actual results could differ from those estimates. Management makes significant estimates regarding revenue recognition.

Cash and Cash Equivalents

The Internalized Parties generally maintains its cash and cash equivalent balances within several accounts maintained at financial institutions. The individual account balances in each account are insured (up to $250) by the Federal Deposit Insurance Corporation. At times, the balances may exceed federally insured limits. The Internalized Parties have not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash.

The Internalized Parties consider all highly liquid instruments purchased with an original maturity of 90 days or less to be cash equivalents.

Receivables from Related Parties

Receivables from related parties primarily include reimbursements, management fees, incentive fees and acquisition fees receivable from RTL & GNL. Receivables are assessed periodically for collectability. Amounts determined to be uncollectable are charged directly to bad debt expense in the consolidated statements of operations.

Revenue Recognition

Revenues from services that the Internalized Parties provide are recognized as earned over time as the services provided represent performance obligations that are satisfied over time. In accordance with Accounting Standards Update 2014-09, Revenue from Contracts with Customers, which has been codified as ASC Section 606, we determined that the Internalized Parties control the services provided by third parties for certain of the Internalized Parties clients and therefore account for the cost of these services and the related reimbursement revenue on a gross basis. Please see Note 3 for revenues recognized during the period.

Transaction Fees

Transaction fees may be earned as set forth within the Advisory Agreements of each GNL and RTL. The Internalized Parties may receive acquisition fees based on the contract purchase price of investments made. The Internalized Parties may also receive a disposition fee based on the proceeds of investments disposed of.

Asset Management Fees

Asset management fees may be earned during a respective period as set forth within the Advisory Agreements for each GNL and RTL. AR Global may elect to waive (not defer) all or a portion of any asset management fees earned on a quarterly basis.

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THE INTERNALIZED PARTIES

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands, except where noted)

Property Management Fees

Property management fees are earned based off the gross revenues of properties managed by entities owned by the Internalized Parties. The Internalized Parties may subcontract the performance of property management services and will pay all or a portion of its property management fees to the third party with whom it has contracted the services with.

Reimbursable Expenses

The Internalized Parties include all reimbursed expenses within revenues because The Internalized Parties is the primary obligor, has discretion in selecting a supplier and bears all of the credit risk of paying the supplier prior to receiving reimbursement from the end user. The Internalized Parties receive expense reimbursements primarily from the following categories:

•   Expenses paid by the Internalized Parties on behalf of GNL and RTL;

•   Acquisition expenses incurred by the Internalized Parties that are reimbursable as set forth within the Advisory Agreement of and RTL;

•   Organization and offering expenses incurred by The Internalized Parties that are reimbursable as set forth within the Advisory Agreements of each GNL and RTL;

•   Operating expenses incurred by The Internalized Parties that are reimbursable as set forth within the Advisory Agreements for providing operational and administrative services to each GNL and RTL;

•   Directors and Officers liability insurance expenses incurred by the Internalized Parties that are reimbursable as set forth within the Advisory Agreements of RTL;.

Leasing Commission Revenue

Leasing Commission revenues are earned based off the gross revenues of new properties managed by entities owned by The Internalized Parties.

Expense Allocations from Sponsor

AR Global provides services to multiple wholly or majority owned advisory entities, inclusive of the Internalized Parties, and as such incurs overhead costs and employee benefits on behalf of AR Global. As part of the preparation of the Internalized Parties Financial Statements, the AR Global allocates certain expenses to each of the Internalized Parties. These expenses include: payroll, dividends, benefits, rent and related, travel and related and other.

Expenses which are specifically identified as belonging to an individual advisor, are billed directly to that advisor and not included in the allocation. Also, costs due to related parties and certain expenses deemed to have been incurred by AR Global for purposes not related to the management of the underlying products are excluded. Compensation, benefits, and administrative expenses are allocated on a case-by-case basis, according to the role of the employee. Most employees work on one product, and their payroll and related expenses are fully allocated to the advisor of that product. Others who split time between various advisors and/or AR Global are allocated based on what they worked on.

Income Taxes

In conformity with the Internal Revenue Code and applicable state and local tax statutes, taxable income or loss of the Internalized Parties are required to be reported in the tax returns of the Parent. The Internalized Parties’ tax status as a pass-through entity is based on its legal status as a limited liability company. Therefore, the Internalized Parties’ not required to take any tax positions in order to qualify as a pass-through entity. Accordingly, no provision has been made in the accompanying combined financial statements for any federal, state, or local income taxes.

NOTE 3 - RELATED PARTY

Related parties accounted for revenues as shown in the following table for the three months ended June 30, 2022 and 2023 and for the six months ended June 30, 2022 and 2023:

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THE INTERNALIZED PARTIES

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands, except where noted)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2022	2023	2022	2023
Asset management fees	$16,066	$16,097	$32,018	$32,195
Reimbursable expenses	6,024	4,852	10,360	9,364
Property management fees	3,876	4,027	7,362	8,232
Leasing Commissions	1,376	1,561	2,379	3,664
Total revenues	$27,342	$26,537	$52,119	$53,455

Receivables associated with the related party are as shown in the following table as of June 30, 2023:

As of June 30,
2023
Reimbursable expenses	$440
Property management fees	1,834
Total	$2,274

Asset management fees

Asset management fees may be earned during a respective period based on the costs of each GNL and RTL's assets as set forth within the respective Advisory Agreements. The Internalized Parties may elect to waive (not defer) all or a portion of any asset management fees earned on a quarterly basis. The Internalized Parties earned asset management fees in the amounts set forth below for the three months ended June 30, 2022 and 2023 and for the six months ended June 30, 2022 and 2023:

	Earned		Earned
	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2022	2023	2022	2023
Payments	$16,066	$16,097	$32,018	$32,195
Total revenues	$16,066	$16,097	$32,018	$32,195

Property management fees

Property management fees are earned as a percentage of property gross revenues as outlined in the each Advisory Agreement. The Internalized Parties earned property management fees in the amounts set forth below for the three months ended June 30, 2022 and 2023 and for the six months ended June 30, 2023 and 2022, and had corresponding receivables of property management fees as of June 30, 2023:

	Earned		Earned
	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2022	2023	2022	2023
Payments	$3,876	$4,027	$7,362	$8,232
Total revenues	$3,876	$4,027	$7,362	$8,232

Receivable
As of June 30,
2023
Payments	$1,834
$1,834

For the six months ended June 30, 2022 and 2023, The Internalized Parties did not waive any property management fees.

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THE INTERNALIZED PARTIES

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands, except where noted)

Reimbursable expenses

The Internalized Parties include all reimbursed expenses within revenues because the Internalized Parties are the primary obligor, have discretion in selecting a supplier, and bear all of the credit risk of paying such suppliers prior to receiving reimbursement from each GNL and RTL. The Internalized Parties may receive a reimbursement for acquisition expenses incurred equal to a percentage of the contract purchase price of investments made as set forth within each Advisory Agreement of GNL and RTL. The Internalized Parties incurred reimbursable expenses in the amounts set forth below for the three months ended June 30, 2022 and 2023 and six months ended June 30, 2022 and 2023, and had recorded corresponding receivables for reimbursable expenses as of June 30, 2023:

	Earned		Earned
	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2022	2023	2022	2023
Other expense reimbursements	$6,024	$4,852	$10,360	$9,364
Total revenues	$6,024	$4,852	$10,360	$9,364

Receivable
As of June 30,
2023
Other expense reimbursements	$440
$440

Expense allocation

The Internalized Parties includes all reimbursed expenses within revenues because AR Global is the primary obligor, has discretion in selecting a supplier, and bears all of the credit risk of paying the supplier prior to receiving reimbursement from the end user. AR Global may receive a reimbursement for acquisition expenses incurred equal to a percentage of the contract purchase price of investments made as set forth within the Advisory Agreements.

AR Global provides services to GNL and RTL, and as such incurs overhead and employee costs on behalf of the Internalized Parties. These costs incurred by AR Global are allocated to the Internalized Parties . The Internalized Parties were allocated the following overhead costs that were incurred by the AR Global on behalf of the Internalized Parties for the three months ended June 30,2022 and 2023 and for the six months ended June 30, 2022 and 2023, included in the combined statements of operations:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
Expenses	2022	2023	2022	2023
Compensation, benefits, tax and other payroll	$3,868	$3,565	$7,968	$9,018
Property management fees	2,790	1,627	4,060	3,348
Rent and related	935	902	1,787	1,872
Total Expenses	$7,593	$6,094	$13,815	$14,238

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THE INTERNALIZED PARTIES

NOTES TO COMBINED FINANCIAL STATEMENTS

(in thousands, except where noted)

NOTE 4- SUBSEQUENT EVENTS

The Internalized Parties has evaluated subsequent events that have occurred through August 2, 2023, which is the date these financial statements were available for issuance.

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